Home Office: Harrison, NY Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D, SEC File No. 811-21176 (the “Registrant”)

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Financial Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.

AB Relative Value Fund, Inc	811-00126

AIM Equity Funds (Invesco Equity Funds)	811-01424

AIM International Mutual Funds (Invesco International Mutual Funds)	811-06463

AIM Investment Funds (Invesco Investment Funds)	811-05426

AIM Sector Funds (Invesco Sector Funds)	811-03826

BlackRock Global Allocation Fund, Inc.	811-05576

Eaton Vance Mutual Funds Trust	811-04015

Federated Hermes Equity funds	811-04017

Fidelity Advisor Series VIII	811-03855

Lord Abbett Affiliated Fund, Inc.	811-00005

Oppenheimer Quest for Value Funds	811-05225

Pioneer High Yield Fund	811-09685

Putnam Large Cap Value Fund	811-02742

Transamerica Funds	811-04556

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/Brian Stallworth
Brian G. Stallworth Esq.
Transamerica Financial Life Insurance Company